Exhibit 99.1
Holly Energy Partners Fall 2010 Fall 2010 Fall 2010

2

Safe Harbor Disclosure Statement 9/28/2010 2:08 PM 3 Statements made during the course of this presentation that are not historical facts are "forward- looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 including, but not limited to, statements identified by the words "anticipate," "believe," "expect," "estimate,", "plan," "intend," "will," and "forecast," and similar expressions and statements regarding our business strategy, plans and objectives for future operations. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect our business prospects and performance, and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the future performance of the pipelines and terminals, the actions of actual or potential competitive suppliers and transporters of refined petroleum products in our markets and the markets of Holly Corporation and Alon USA, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing, the effectiveness of capital investments and marketing and acquisition strategies, the possibility of terrorist attacks, our ability to complete announced acquisition transactions and the consequences of any such attacks, and general economic conditions. Also please see additional information on risks and uncertainties that could affect the business prospects and performance of Holly Energy Partners which is provided in our reports filed with the Securities and Exchange Commission from time to time. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly Energy Partners undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Key HEP Strengths & Highlights: 9/28/2010 2:08 PM 4 100% fee based revenue business Long term contracts supporting revenue stream Proven track record of distribution increases No commodity ownership risk or hedging Well maintained assets serving high growth markets Senior management team averages over 25 years of industry experience Benefits from Holly's refining growth plan

Presentation Topics HEP History and Strong Track Record Low Risk Profile Growth Orientation Summary Appendix 9/28/2010 2:08 PM 5

HEP: Formation & Acquisition History HEP: Formation & Acquisition History 9/28/2010 2:08 PM 6

HEP EBITDA Growth Since Inception 9/28/2010 2:08 PM 7 From IPO thru 2008 2009 Note: Definition for non-GAAP measures such as EBITDA are located on page 33

HEP Assets: Current Footprint Over 1,500 miles of product pipelines Over 900 miles of crude gathering and trunk pipelines Approximately 5.4 million bbls of refined product storage Approximately 1 million bbls of crude oil storage 11 Terminals & 8 loading rack facilities in 7 Western and Mid-continent states 25% Joint Venture interest with Plains All American (NYSE: PAA) in SLC Pipeline, LLC-a crude oil pipeline moving crude into the Salt Lake City area 9/28/2010 2:08 PM 8

1 Aug 2010 quarterly rate of $0.825/unit times 4 quarters equals $3.30 9 9 Annual Distributions per unit Current distribution (2Q - 2010) annual run rate: $3.301 HEP Distribution Growth

Presentation Topics HEP History and Strong Track Record Low Risk Profile Growth Orientation Summary Appendix 9/28/2010 2:08 PM 10

Low Risk Profile- Revenue Stability & No Commodity Risk No Commodity Risk 100% fee based revenue stream Owns no inventories-no inventory price risk No commodity ownership risk or hedging 9/28/2010 2:08 PM 11 Revenue Stability Minimum quarterly commitments paid by major shippers even if shipments do not occur Long term (15-year) contracts in place with major customers Over 80% of total revenues tied to long term contracts and minimum commitments

Low Risk Profile-Revenue Stability 9/28/2010 2:08 PM 12 After 2009 PPI related tariff adjustments, the addition of Tulsa logistics assets, & Roadrunner Pipeline, approximately $161.5 million of annual revenues derived from minimum commitments (approximately 80% of total revenues) Minimum commitments ensure that even in the event of turnarounds or outages at refineries served by HEP that HEP would still be paid at least the minimum commitment, subject to certain exceptions including force majeure Minimum Annualized Counterparty Commitments (in mm)1 Term Type of Contract Holly - IPO Assets $43.7 2019 Minimum Revenue Commitment Alon USA - Lease Agreement $6.4 Multiple2 Capacity Lease Alon USA - Products Pipelines $22.7 2020 Minimum Volume Commitment Holly - Intermediate Pipelines $20.7 2024 Minimum Revenue Commitment Holly - Crude Pipeline and Tankage $28.4 2023 Minimum Revenue Commitment Holly - Tulsa Loading Facilities $2.7 2024 Minimum Revenue Commitment Roadrunner & Related Pipelines $9.2 2024 Minimum Revenue Commitment Sinclair Tulsa Refinery Logistics Assets $27.7 2024 Minimum Revenue Commitment $161.5 1 As of March 31, 2010 2 Three capacity lease agreements, the earliest of which expires Feb 2012

Presentation Topics HEP History and Strong Track Record Low Risk Profile Growth Orientation Summary Appendix 9/28/2010 2:08 PM 13

Additional Growth Opportunity: Las Vegas Pipeline - 2010 9/28/2010 2:08 PM 14 Description: 75% interest in 400 mile refined products pipeline from Salt Lake City to Las Vegas with terminals in Cedar City, UT and Las Vegas, NVHolly entity owns through construction phaseHEP has option to purchase Holly's ownership interestSinclair is 25% equity partner Benefits: Increased refined product supply to fast-growing market with consistent annual demandLowers impact to refiners of seasonal demand reduction with wintertime months in local marketNew outlet for crude-cost-advantaged Rocky Mountain refiners Capacity: 62,000 bpd (expandable to 118,000 bpd) Capex: Approximately $230mm (Holly's 75% share of $290mm total project cost, plus carrying cost of 7% per annum) Estimated EBITDA: $23mm (75% share; initial annual EBITDA estimate) Completion Date: Early 2011 Funding During the construction phase, Holly will fund construction paymentsHEP has the option to purchase from Holly entity at construction cost plus a 7% carrying cost

UNEV Pipeline Economics 15 There is significant incentive for refiners to ship barrels to Las Vegas Las Vegas has on average, experienced a $0.14/gal ($5.88/bbl) positive differential for Gasoline (Unleaded, conventional) over Salt Lake City during Jan 2004 - Dec 2009 Opening up the Las Vegas market for Salt Lake City refiners could provide incentive for SLC refiners to increase year around utilization and consider capacity expansion opportunities Las Vegas over Salt Lake City Avg. Differential since 2004 (Unleaded, Conventional) Estimated transportation cost of $0.055/gallon

Presentation Topics HEP History and Strong Track Record Low Risk Profile Growth Orientation Summary Appendix 9/28/2010 2:08 PM 16

Key HEP Strengths & Highlights: 9/28/2010 2:08 PM 17 100% fee based revenue business Long term contracts supporting revenue stream Proven track record of distribution increases No commodity ownership risk or hedging Well maintained assets serving high growth markets Senior management team averages over 25 years of industry experience Benefits from Holly's refining growth plan

Holly Energy Partners, L.P. (HEP) 9/28/2010 2:08 PM 18 Holly Energy Partners, L.P. (NYSE: HEP) 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 For investor relations questions please contact: Neale Hickerson, Vice President-Investor Relations Neale.hickerson@hollyenergy.com

Appendix 9/28/2010 2:08 PM 19

Acquisition History: Alon USA Transaction, February 2005 Alon USA pipeline & terminal acquisition : (February 2005) 4 refined products pipelines aggregating 500 miles 2 refined product terminals with 350,000 bbls of storage Refined product tank farm facility Purchase price: $120 million in cash & 937,500 subordinated HEP units Minimum commitment of $21.7million 15-year pipeline & terminal agreement between Alon & HEP Guaranteed minimum volume commitment by Alon Annual increase in tariffs tied to PPI adjustment No commodity ownership risk - all fee based transportation & storage revenue 9/28/2010 2:08 PM 20

Acquisition History: Holly Intermediate Pipelines, July 2005 Holly intermediate feedstock / product pipelines : (July 2005) Two 65-mile parallel pipelines which move intermediate feedstock from Holly's Lovington, NM facility to its Artesia, NM facility 84,000 bpd of throughput capacity Purchase price: $81.5 million Minimum revenue commitment of $14.1 million 15-year intermediate pipeline agreement between Holly & HEP (reset in June 2009 to expire in June 2024) Guaranteed minimum volume/revenue commitment by Holly entities Increase in annual minimum revenue tied to PPI adjustment No commodity ownership risk - all fee based transportation & storage revenue 9/28/2010 2:08 PM 21

Acquisition of Holly Crude Oil & Product Transportation Assets, March 2008 In March 2008, HEP purchased from Holly: Crude oil delivery system to Navajo Refinery (New Mexico) Crude oil gathering system (Western Permian Basin) Jet fuel transportation pipeline and terminal storage (Roswell, NM) Crude oil delivery system to Woods Cross Refinery (Utah) Refinery on-site crude oil storage (Navajo & Woods Cross refineries) Refined product delivery pipeline (Woods Cross refinery) Purchase price - $180 million Minimum revenue commitment of $28.4 million No commodity ownership risk - all fee based transportation & storage revenue 9/28/2010 2:08 PM 22

Overview of SLC Pipeline, LLC Joint Venture - March 2009 9/28/2010 2:08 PM 23 Description: 95-mile intrastate pipeline constructed by Plains All American PipelineReplaces previous HEP Porcupine Ridge Pipeline project Location: Transports crude from Wyoming and Utah and the Utah Terminus of the Frontier Pipeline into the Salt Lake City area Capacity: 120,000 barrels per day (initial light crude capacity)Significantly increases capacity to deliver heavy Canadian crude into SLCProvides excess crude delivery capacity for future SLC refinery expansions Investment: HEP owns a 25% JV interestInvestment of $28 million made in first quarter of 20091 1Includes payment of $25.5mm to Plains and $2.5mm to Holly

South System Pipeline Expansion - March 2009 9/28/2010 2:08 PM 24 Description: Expanded capacity of pipeline from Artesia, NM to EI Paso, TX to transport increased volumes from Navajo due to refinery expansion from 85,000 bpd to 100,000 bpdProvides additional refinery feedstock transport capability (up to 10,000 bpd)85 mile, new 12" pipe from Artesia to El PasoAdditional storage at El Paso (150,000 bbls) Capex: Approximately $52 million Annual Revenues: $10 million from increased tariffs & volumes

Acquisition History: Holly Intermediate Pipeline, June 2009 Newly constructed 16" Holly intermediate pipeline: (June 2009) Purchase price: $34.2 million, plus $7.9 million for additional pipeline infrastructure improvements Minimum revenue commitment of $6.6 million 15-year intermediate pipeline agreement between Holly & HEP Guaranteed minimum volume/revenue commitment by Holly entities Increase in annual minimum revenue tied to PPI adjustment No commodity ownership risk - all fee based transportation & storage revenue 9/28/2010 2:08 PM 25

August 2009: Tulsa Loading Facilities HEP purchased from Holly: Truck and rail loading / unloading facilities located at Holly's Tulsa Refinery Facilities load products produced at the Tulsa Refinery onto rail cars and / or tanker trucks for delivery to surrounding markets Purchase Price - $17.5 million Minimum revenue commitment of $2.7 million 15 Year equipment and throughput agreement No commodity ownership risk - all fee based transportation & storage revenue 9/28/2010 2:08 PM 26

December 2009: Rio Grande P/L Sale - Roadrunner & Beeson P/L Acquisition December 2009: Rio Grande P/L Sale - Roadrunner & Beeson P/L Acquisition 9/28/2010 2:08 PM 27 * Rio Grande P/L Sale: Non-strategic asset to HEP Centurion

December 2009: Sinclair Tulsa, OK Refining Logistics Acquisitions December 2009: Sinclair Tulsa, OK Refining Logistics Acquisitions 9/28/2010 2:08 PM 28

March 2010: Acquisition History: Tulsa Storage and Loading Facilities HEP purchased from Holly: 2 million barrels of storage capacity and certain rail loading rack facilities at Holly's Tulsa East Refinery (legacy Sinclair) as well as an asphalt truck loading rack at Holly's Lovington, New Mexico facility. Facilities load products produced at the Tulsa Refinery onto rail cars and / or tanker trucks for delivery to surrounding markets Purchase Price - $93 million Minimum revenue commitment of $13.9 million 15 Year equipment and throughput agreement No commodity ownership risk - all fee based transportation & storage revenue 9/28/2010 2:08 PM 29 * This is in addition to the 1.4 million barrels of storage capacity as well as loading racks and pipeline receiving and delivery facilities which it acquired directly from Sinclair on December 1, 2009. HEP owns substantially all of the in-service storage and logistic assets at the site previously owned by Sinclair.

Minimum Commitments Overview-Deferred Revenue Classification Applies to initial IPO assets, the Alon logistics assets, & the Holly intermediate pipeline assets Contracts with major customers have provisions requiring minimum annual commitment to be paid quarterly Minimum payments in excess of actual revenues produced from pipeline volume flows are recorded as deferred revenue on HEP's balance sheet Minimum payments are included in distributable cash calculations for the period received but not recognized in revenue Shippers have four calendar quarters to utilize deferred revenues paid to HEP as credit for shipments made above minimum required levels After four quarters, any remaining deferred revenue amount is then forfeited by the shipper and recognized by HEP as revenue in the current period- although no cash is received at this time (it was received four quarters prior to this accounting period) 9/28/2010 2:08 PM 30

Liquidity 9/28/2010 2:08 PM 31 $300mm Credit facility through August, 2011 May increase $70mm upon bank approval & certain conditions being met Libor borrowing margin based upon Debt/EBITDA which ranges from 100bp to 250bp (applicable margin was 175bp as of 6/30/10) $50mm sub-limit for LCs $20mm sub-limit for interim funding of distributions $145 mm undrawn availability at 6/30/10 ($155mm borrowings outstanding with no LCs issued)

Debt Outstanding - 6/30/2010 Debt Outstanding - 6/30/2010 9/28/2010 2:08 PM 32 1 Libor borrowing margin based on Debt/EBITDA which was 175 bp as of 6/30/10.

Holly Energy Partners, L.P. (HEP) 9/28/2010 2:08 PM 33 BPD: Barrels per day EBITDA: Earnings before interest, taxes, depreciation and amortization which is calculated as net income plus (i) interest expense net of interest income and (ii) depreciation and amortization. EBITDA is not a calculation based upon U.S. generally accepted accounting principles ("U.S. GAAP"). However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants. Our historical EBITDA is reconciled to net income in footnote 3 to the table in "Item 6. Selected Financial Data" of HEP's 200810-K. STEADY STATE EBITDA: EBITDA as defined above calculated on the basis of our projection of normal pipeline and terminal volumes from our customers, applicable tariffs and fees, and normal expense levels, and assuming no material unplanned shutdowns or unavailable capacity.